23. Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

23.	Income Taxes

Loss before provision for income taxes is attributable to the following geographic locations for the years ended December 31:

	2017	2016	2015
United States	$(24,757)	$(102,483)	$(75,336)
Foreign Countries	(66,051)	(118,149)	(109,071)
	$(90,808)	$(220,632)	$(184,407)

The provision for income taxes consists of the following for the years ended December 31:

	2017	2016	2015
Current tax:
Federal tax	$–	$–	$–
State tax	7	7	2
Foreign countries	226	674	671
Total current tax	233	681	673
Deferred tax:
Federal tax	(16)	–	–
State tax	–	–	–
Foreign countries	(66)	(345)	–
Total deferred tax	(82)	(345)	–
Total provision for income taxes	$151	$336	$673

The reconciliation between the actual income tax expense and income tax computed by applying the statutory U.S. Federal income tax rate of 35% to pre-tax (loss) income before provision for income taxes for the years ended December 31 is as follows:

	2017	2016	2015
Provision for income taxes at U.S. Federal statutory rate	$(31,783)	$(77,222)	$(64,542)
State taxes, net of federal benefit	(610)	(3,472)	(1,436)
Foreign taxes at different rate	7,502	34,457	26,552
Non-deductible expenses	345	(72)	67
Non-taxable income	–	–	(288)
Valuation allowance	(1,631)	24,218	26,344
Other	5,088	(1,063)	807
Prior year deconsolidation	–	–	–
Impairments and intangible amortization	(3,762)	22,826	194
Stock Based Compensation	279	664	12,975
Tax law changes	22,813	–	–
Gain/loss on debt medication	(1,475)	–	–
Tax penalty	3,385	–	–
	$151	$336	$673

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (“TCJA” or the “Act”) (which is commonly referred to as “U.S. tax reform”). Among other provisions, the Act reduces the top U.S. federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred, changes the rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017, and creates new taxes on certain foreign sourced earnings. The Company has reflected the changes resulting from the Act in the financial statements for the period of enactment, the year ended December 31, 2017. The change in corporate rate resulted in a $23.2 million decrease in the Company's gross deferred tax assets, with an offsetting decrease in valuation allowance of the same amount. The Company is not subject to a one-time repatriation tax as no aggregate foreign accumulated earnings and profits existed in the foreign subsidiaries as of December 31, 2017. The Company will account for future tax liability arising from Global Intangible Low-Taxed Income, if any, as a period cost.

Deferred income taxes reflect the net tax effects of loss carry forwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Group’s deferred tax assets and liabilities for federal, state and foreign income taxes are as follows at December 31 are presented below:

	2017	2016
Deferred income tax assets:
Net operating loss carry forwards	$69,847	$63,776
Temporary differences due to accrued warranty costs	508	916
Investment in subsidiaries	4,796	6,662
Credits	16	16
Allowance for bad debts	22	396
Fair value adjustment arising from subsidiaries acquisition	457	657
Stock compensation	711	1,021
Unrealized gain/(loss) on derivatives	5,389	7,733
Unrealized investment gain/(loss)	4,644	6,663
CFC trade payable	2,098	2,153
Other temporary differences	13	575
	88,501	90,568
Valuation allowance	(87,912)	(89,543)
Total deferred income tax assets	589	1,025
Deferred income tax liabilities:
Fair value adjustment arising from subsidiaries acquisition	632	3,863
Other	116	168
Total deferred income tax liabilities	748	4,031
Net deferred tax liabilities	$159	$3,006

As of December 31, 2017, the Group had a net operating loss carry forward for federal income tax purposes of approximately $103,467, which will start to expire in the year 2028. The Group had a total state net operating loss carry forward of approximately $119,988, which will start to expire in the year 2018. The Group has foreign net operating loss carry forward of $37,878, some of which begin to expire in 2018. The Group had a federal AMT credit of $16, which does not expire.

Utilization of the federal and state net operating losses is subject to certain annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. However, the annual limitation may be anticipated to result in the expiration of net operating losses and credits before utilization.

The Group recognizes deferred tax assets if it is more likely than not that those deferred tax assets will be realized. Management reviews deferred tax assets periodically for recoverability and makes estimates and judgments regarding the expected geographic sources of taxable income in assessing the need for a valuation allowance to reduce deferred tax assets to their estimated realizable value. Realization of the Group’s deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Because of the Group’s lack of earnings history, the net deferred tax assets have been fully offset by a valuation allowance in the US and China. The valuation allowance decreased by $1,631 during the years ended December 31, 2017, increased by $24,218 and $27,308 during the years ended December 31, 2016 and 2015, respectively.

The Group has not provided for deferred taxes on the excess of the financial reporting over the tax basis in our investments in foreign subsidiaries that are essentially permanent in duration. The determination of the additional deferred taxes that have not been provided is not practicable. The undistributed earnings for the Group’s foreign subsidiaries (primarily the subsidiaries in China and Greece) will be permanently reinvested. As of December 31, 2017 and 2016, the total amount of the undistributed earnings for these subsidiaries amounted to $1,779 and $4,527, respectively.

The Group had no unrecognized tax benefits as of December 31, 2017 and 2016, respectively. The Group currently files income tax returns in the U.S., as well as California, New Jersey, and certain other foreign jurisdictions. The Group is currently not the subject of any income tax examinations. The Group’s tax returns generally remain open for tax years after 2011.